                                                                      Exhibit 24
                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints James Dimon, Verne G. Istock, William P. Boardman, Robert A. Rosholt, James L. Foorman, M. Eileen Kennedy and Laurence Goldman, jointly and severally, his attorney-in-fact, each with power of substitution, for him in any and all capacities to sign one or more Registration Statements on Form S-3 relating to debt obligations of, warrants, options, rights, preferred stock and common stock (the "Securities") of BANK ONE CORPORATION (the "Corporation") and any amendments thereto (including any post-effective amendments) and any subsequent registration statement filed by the Corporation pursuant to Rule 462(b) of the Securities Act of 1933 with respect to such Securities, in either case pursuant to resolutions adopted by the Board of Directors of the Corporation on September 21, 1999, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.


     Signature                          Title
     ---------                          -----



/s/ William P. Boardman                 Director
--------------------------------
William P. Boardman


/s/ John H. Bryan                       Director
--------------------------------
John H. Bryan


/s/ Siegfried Buschmann                 Director
--------------------------------
Siegfried Buschmann


/s/ James S.Crown                       Director
--------------------------------
James S. Crown


/s/ James Dimon                         Principal Executive Officer and Director
--------------------------------
James Dimon


/s/ Bennett Dorrance                    Director
--------------------------------
Bennett Dorrance


/s/ Dr. Maureen A. Fay, O.P.            Director
--------------------------------
Dr. Maureen A. Fay, O.P.


/s/ John R. Hall                        Director
--------------------------------
John R. Hall

/s/ Verne G. Istock                     Director
--------------------------------
Verne G. Istock


/s/ Laban P. Jackson, Jr.               Director
--------------------------------
Laban P. Jackson, Jr.


/s/ John W. Kessler                     Director
--------------------------------
John W. Kessler


/s/ Richard A. Manoogian                Director
--------------------------------
Richard A. Manoogian


/s/ William T.McCormick                 Director
--------------------------------
William T. McCormick


/s/ Thomas E. Reilly, Jr.               Director
--------------------------------
Thomas E. Reilly, Jr.


/s/ John W. Rogers, Jr.                 Director
--------------------------------
John W. Rogers, Jr.


/s/ Thekla R. Shackelford               Director
--------------------------------
Thekla R. Shackelford


/s/ Alex Shumate                        Director
--------------------------------
Alex Shumate


/s/ Frederick P. Stratton, Jr.          Director
--------------------------------
Frederick P. Stratton, Jr.


________________________________        Director
Robert D. Walter


April 18, 2000

/s/ James A. Peers                      Principal Accounting Officer
--------------------------------
James A. Peers



/s/ William J. Roberts                  Principal Financial Officer
--------------------------------
William J. Roberts



Dated:   May 1, 2000